UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2009

BALL CORPORATION

(Exact name of Registrant as Specified in Charter)

Indiana	001-07349	35-0160610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, Colorado		80021-2510
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (303) 469-3131

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2009, Ball Corporation (the “Company”) issued a press release announcing that Michael L. Hranicka has been named executive vice president and chief operating officer for the Company’s North American metal beverage packaging operations. Initially he will report to John R. Friedery, one of the Company’s named executive officers, who has announced his intention to step down as Senior Vice President of the Company and President, Metal Beverage Packaging, Americas and Asia, early in 2010. Mr. Friedery will remain with the Company until such time to help ensure a smooth transition.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Ball Corporation Press Release, dated August 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2009	BALL CORPORATION

	By:	/s/ Raymond J. Seabrook
	Name:	Raymond J. Seabrook
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Ball Corporation Press Release, dated August 10, 2009